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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2025
Karat Packaging Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40336	83-2237832
(State or other jurisdiction of incorporation	(Commission File Number	(IRS Employer Identification No.)
6185 Kimball Avenue, Chino, CA 91708
(Address of principal executive offices) (Zip Code)
(626) 965-8882
Registrant’s telephone number, including area code:
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KRT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

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Item 8.01 Other Events.

On November 4, 2025, the Board of Directors (the “Board”) of Karat Packaging Inc. (the “Company”) declared a regular quarterly cash dividend of 0.45 per share (the “Quarterly Dividend”) on the Company’s common stock, which will be paid on or about November 28, 2025 to stockholders of record at the close of business on November 21, 2025.

Also on November 4, 2025, the Board approved a share repurchase program (the “Share Repurchase Program”) authorizing the Company to repurchase up to $15.0 million of its common stock. Repurchases of the Company’s outstanding common stock will be made in accordance with applicable securities laws and at such times, in such manner, prices and amounts as determined by the Company’s Chief Executive Officer and Chief Financial Officer, including in open market transactions, through privately negotiated transactions, or pursuant to a trading plan separately adopted in the future, subject to the requirements of the Securities Exchange Act of 1934, as amended. The authorization for the Share Repurchase Program has no expiration, and may be modified, suspended or terminated at any time and for any reason at the discretion of the Company’s Board. Under the Share Repurchase Program, no shares will be repurchased directly from directors or officers of the Company. The authorization for the Share Repurchase Program does not obligate the Company to purchase any particular amount of the Company’s common stock.

On November 5, 2025, the Company issued a press release announcing that the Board has declared the Quarterly Dividend and approved the Share Repurchase Program.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated November 5, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: November 5, 2025	KARAT PACKAGING INC.

	By:	/s/ Jian Guo
Jian Guo
Chief Financial Officer
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